UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 24, 2003

                               Rayovac Corporation
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             (Exact Name of Registrant as Specified in its Charter)

          Wisconsin                001-13615                     22-2423556
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(State or Other Jurisdiction     (Commission                   (IRS Employer
      of Incorporation)          File Number)                Identification No.)

                       601 Rayovac Drive Madison, WI 53711
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               (Address of Principal Executive Offices) (Zip Code)

                                 (608) 275-3340
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               Registrant's telephone number, including area code

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits.

99.1  Press Release dated July 24, 2003 issued by Rayovac Corporation.

Item 9. Regulation FD Disclosure.

The following information is being furnished pursuant to Item 12 "Results of Operations and Financial Condition" of Form 8-K and is being presented under
Item 9 "Regulation FD Disclosure" of Form 8-K as provided in the Securities and Exchange Commission's interim guidance regarding Form 8-K Item 12 filing requirements (Release No. 34-47583). Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On July 24, 2003, Rayovac Corporation issued a press release announcing its financial results for the fiscal quarter ended June 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      RAYOVAC CORPORATION

Date:  July 24, 2003                  By: /s/ Randall J. Steward
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                                      Name:  Randall J. Steward
                                      Title:  Executive Vice President and Chief
                                      Financial Officer


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EXHIBIT INDEX

Exhibit      Description
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99.1         Press Release dated July 24, 2003 issued by Rayovac Corporation.


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